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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                   FORM 8-K

                                CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 9, 1997

                               RMS TITANIC, INC.
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               (Exact name of Registrant as specified in charter)


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Florida                             000-24452             59-2753162
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(State of other juris-            (Commission           (IRS Employer
diction of incorporation)           File No.)         Identification No.)


17 Battery Place, Suite 203
New York, New York                                 10004
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (212) 558-6300
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Items 5

    On September 9, 1997, William S. Gasparrini commenced an action against George Tulloch, Oceanic Research and Exploration Limited ("ORE") and Titanic Ventures Limited Partnership ("TVLP") in the Superior Court of Connecticut, Judicial District of Stamford/Norwalk. The complaint alleges two causes of action for breach of purported contracts entered into on April 21, 1995 and June 12, 1996 which allegedly required TVLP (which is a principal shareholder of the registrant), ORE (which is the general partner of TVLP) and Mr. Tulloch, who is the President of ORE, to dissolve TVLP and distribute shares of the registrant owned by TVLP to the partners of TVLP. The relief sought is an order directing compliance with such purported agreements, unspecified monetary damages, and intrest and costs. Mr. Tulloch, on behalf of ORE and TVLP, believes that there are meritous defenses to these claims and intends to defend their position vigorously.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RMS TITANIC, INC.





Dated:  September 23, 1997             /s/ George Tulloch
                                       -----------------------------------------
                                       George Tulloch
                                       President and Principal Executive Officer